LETTER AGREEMENT

Dated September 30, 2025, but effective as of September 8, 2025
300 Crescent Court, Suite 700
Dallas, Texas 75201 Attention: Matt McGraner
Email: mmcgraner@highlandcapital.com

c/o Highland Capital Management, L.P. 300 Crescent Court, Suite 700
Dallas, Texas 75201 Attention: General Counsel

Wick Phillips Gould & Martin, LLP 3131 McKinney Avenue
Suite 100
Dallas, Texas 75204 Attention: Rachel Sam, Esq.
Email: rachel.sam@wickphillips.com

Re: Highland 5 Pack Portfolio – Extension Letter Agreement Ladies and Gentlemen:
Reference is made to: (i) that certain mortgage loan (the “Loan”) in the original principal amount of up to $88,000,000.00 made by DELPHI CRE FUNDING LLC, a Delaware limited liability company (together with the other Lenders from time to time party to the Loan Agreement (as defined below), collectively, the “Lender”), to (i) 2325 STEMMONS TRS, INC., a Delaware corporation, 2325 STEMMONS HOTEL PARTNERS, LLC, a Delaware limited liability company, HCRE ADDISON, LLC, a Delaware limited liability company, (ii) NHT SP, LLC, a Delaware limited liability company, and NHT SP TRS, LLC, a Delaware limited liability company (individually and/or collectively as the context requires, jointly and severally, together with their respective permitted successors and assigns, "Borrower" or “You”), and (ii) HCRE ADDISON TRS, LLC, a Delaware limited liability company, HCRE PLANO, LLC, a Delaware limited liability company, HCRE PLANO TRS, LLC, a Delaware limited liability company, HCRE LAS COLINAS, LLC, a Delaware limited liability company, HCRE LAS COLINAS TRS, LLC, a Delaware limited liability company (collectively, "Plano and Las Colinas Borrowers"), with ACORE CAPITAL MORTGAGE, LP, a Delaware limited partnership, as Administrative Agent for the Lender (the “Administrative Agent”), pursuant to that certain Loan Agreement dated as of February 28, 2019 (the "Original Loan Agreement"), as further modified by that certain Joinder Agreement of New Indemnitor and Release of Prior Indemnitor dated May 1, 2019 (the "Joinder and Release") by Prior Indemnitor (as defined therein), NEXPOINT REAL ESTATE ADVISORS, L.P., a Delaware limited partnership ("NexPoint Real Estate Advisors"), and NEXPOINT HOSPITALITY TRUST, a real estate investment trust formed under the laws of the Province of Ontario ("Nexpoint

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Hospitality Trust"), as further amended by that certain Consent and Omnibus Amendment Agreement dated May 13, 2020 by and among the

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same parties (the "Limited Consent and Omnibus Amendment"), as further amended by that certain Second Limited Consent and Omnibus Amendment Agreement October 6, 2021 by and among the same parties (the "Second Limited Consent and Omnibus Amendment"), as further amended by that certain Omnibus Amendment Agreement dated March 8, 2022 by and among the same parties (the "Omnibus Amendment"), as further modified by that certain Joinder Agreement of New Indemnitor dated March 8, 2022 (the "Joinder") by NexPoint Hospitality Trust, NextPoint Real Estate Advisors, and NEXPOINT DIVERSIFIED REAL ESTATE TRUST, a Delaware statutory trust ("NXDT", and collectively with NexPoint Hospitality Trust and NextPoint Real Estate Advisors, the "Guarantor"), as further amended by that certain Conversion of Loan to Term SOFR Letter dated June 1, 2023 (the "SOFR Letter"), as further amended by that certain Third Omnibus Amendment Agreement dated April 8, 2024 (the "Third Omnibus Amendment"), as further amended by that certain Fourth Amendment to Loan Agreement dated April 15, 2025, by and among Borrower, Administrative Agent and Lender, and acknowledged and agreed to by Guarantor (prior to which, Plano and Las Colinas Borrowers were released from the lien of the Loan) (the "Fourth Amendment," and together with the Joinder and Release, the Limited Consent and Omnibus Amendment, the Second Limited Consent and Omnibus Amendment, the Omnibus Amendment, the Joinder, the SOFR Letter, the Third Amendment, and the Original Loan Agreement, as the same has been and may be further amended, restated, replaced, supplemented or otherwise modified from time to time, collectively, the "Loan Agreement") and (ii) the other documents executed and/or delivered by Borrower and/or Guarantor evidencing and/or securing the Loan (collectively, the “Loan Documents”). Capitalized terms used and not defined in this Letter Agreement (this “Letter”) shall have the meanings ascribed to such terms in the Loan Agreement.
Borrower has requested a one-time, one (1) month extension of the Maturity Date of the Loan such that the Maturity Date shall be extended from the Payment Date in September, 2025 to the Payment Date in October, 2025 (the “Maturity Date Extension”). Notwithstanding the fact that Borrower has no further extensions of the Maturity Date of the Loan under the Loan Documents, Lender and Administrative Agent are willing to grant the one-time Maturity Date Extension on the terms and conditions set forth herein. Guarantor is copied on this Letter and by its respective execution hereof agrees to the foregoing.
1.Grant of Extension; No Offset; and Release of Claims.
a.You, as Borrower, have requested that Lender and Administrative Agent grant the Maturity Date Extension. Pursuant to your request, Lender and Administrative Agent hereby grant the Maturity Date Extension and extend the Maturity Date of the Loan to the Payment Date in October, 2025, such that the definition of "Maturity Date" in the Loan Agreement (as amended hereby) shall be amended and restated as follows:
"Maturity Date" means (a) the Payment Date in October, 2025, or (b) the date on which the Debt has been accelerated as herein provided.
b.This Letter shall be an amendment to, and shall become part of, the Loan Agreement for all purposes. Nothing herein contained shall impair the security now held for the Obligations, nor waive, annul, vary or affect any provision, condition, covenant or agreement

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contained in the Loan Agreement except as herein amended, nor affect or impair any rights, powers or remedies under the Loan Agreement as hereby amended.

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c.You, as Borrower, and Guarantor, hereby reaffirm all of your obligations under your respective Loan Documents. Borrower represents that as of the date of this Letter, no Event of Default has occurred and is continuing under the Loan Agreement.
d.You also acknowledge and recognize that, as of the date hereof, the Loan Documents to which Borrower and/or Guarantor are party, are in full force and effect and constitute the legal, valid, binding and enforceable obligations of such party except as may be limited by bankruptcy, insolvency or other laws of general application relating to the enforcement of creditor’s rights and that Borrower and Guarantor have no defense, offset or counterclaims with respect to the Loan Documents or the enforcement thereof. Without limiting the generality of the foregoing, you acknowledge and agree that, as of the date hereof, Borrower and Guarantor have no claims, defenses, set-offs, rights of recoupment, counterclaims, demands, causes of action or rights of any kind or nature (including, without limitation, “lender liability” claims) against Lender or Administrative Agent (unless neither Borrower nor Guarantor could have known about any such claim following proper due diligence and inquiry by Borrower and Guarantor), whether at law, in equity or otherwise and whether direct or indirect, matured or unmatured, accrued or contingent or non-contingent, arising out of, in connection with or on account of (i) any or all of the Loan Documents, (ii) the administration by the Lender or Administrative Agent of the Security Instrument and other Loan Documents, (iii) the enforcement or any other action of Lender or Administrative Agent taken in connection therewith or pursuant to the Loan Documents (including, without limitation, any action, proceeding or lawsuit which may be brought by Lender or Administrative Agent with respect to the Note or foreclosure of the Security Instrument, appointment of a receiver or otherwise) or (iv) any discussions or other communications between Lender or Administrative Agent and Borrower which may have occurred at any time prior to March 21, 2025. Further, you hereby expressly agree that you shall not assert any such claim or right based on any of the foregoing matters.
2.No Commitment or Waiver. This Letter does not represent (a) a commitment by Lender or Administrative Agent to make any new loans or grant or extend any financial accommodations to Borrower (except as specifically set forth herein), (b) a commitment by Lender or Administrative Agent to restructure the Loan, (c) an expression of any intention (or an intention) by Lender or Administrative Agent to waive, modify or forbear from exercising any rights or remedies under the Loan Documents with respect to any Event of Default which may occur under the Loan Documents, or (d) a modification, amendment or restatement of any of the terms and conditions of any of the Loan Documents, except as expressly set forth herein. Borrower, Lender and Administrative Agent acknowledge and confirm that no such commitment, waiver or modification has been offered, granted, extended or agreed to by either party (except as specifically set forth herein).
3.Intentionally Omitted.
4.Authorization. Each of Borrower, the Guarantor, Administrative Agent and Lender are qualified and authorized to execute this Letter.
5.Counterparts/Electronic Signatures. This Letter may be executed by electronic signatures and in any number of counterparts and by the different parties on separate

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counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute one and the same Letter. This Letter shall be deemed to have been executed and

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delivered when the Administrative Agent has received electronic counterparts hereof executed by all parties listed on the signature pages hereto.

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If the foregoing is satisfactory, please sign and date this Letter in the space provided below and return one copy to Administrative Agent at your earliest convenience.
Very truly yours,

LENDER:
DELPHI CRE FUNDING LLC,
a Delaware limited liability company
By:    ACORE Capital Mortgage, LP, a Delaware limited partnership, its authorized agent
By: ACORE Capital Mo11gage GP, LLC, a Delaware limited liability company, its general pat1ner

By: /s/ David Dancer
Name: David Dancer
Title: Authorized Signatory

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59940-244/Ncxpoint Loan Modification (NHT 5-Pack)

ADMINISTRATIVE AGENT:
ACORE CAPJTAL MORTGAGE, LP,
a Delaware limited partnership, in its capacity as administrative agent for and on behalf of the Lenders
By: ACORE Capital Mortgage GP, LLC, a Delaware limited liability company, its general partner

cc:    Winstead PC
500 Winstead Building 2728 N. Harwood Street Dallas, Texas 75201
Attention: John S. Bruzina, Esq. Email: jbruzina(a),winstead.com

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59940-244/Nexpoint Loan Modification (NHT 5-Pack)

By: /s/ David Dancer
Name: David Dancer
Title: Authorized Signatory

ACCEPTED AND AGREED: BORROWER:
2325 STEMMONS TRS, INC.,
a Delaware corporation

By:/s/ Matt McGraner
Name: Matt McGraner
Title: Authorized Signatory

2325 STEMMONS HOTEL PARTNERS, LLC, HCRE ADDISON, LLC,
HCRE ADDISON TRS, LLC, NHT SP, LLC,
NHT SP TRS, LLC,
each a Delaware limited liability company

By:/s/ Matt McGraner
Name: Matt McGraner
Title: Authorized Signatory

59940-244/Nexpoint Loan Modification (NHT 5-Pack)

LETTER AGREEMENT – Signature Page

59940-244/Nexpoint Loan Modification (NHT 5-Pack)

The undersigned Guarantor hereby (a) consents to and acknowledges the terms of the foregoing Letter Agreement and the transactions contemplated hereby, (b) agrees that the liability of the undersigned under the Guaranty and the Environmental Indemnity shall not be affected as a result of the Letter Agreement or any of the transactions contemplated hereby, (c) confirms that the Guarantor is in good standing under the laws of the state of its formation, and (d) ratifies the Guaranty and the Environmental Indemnity and confirms that each such document is and shall continue to be in full force and effect in accordance with their respective terms.

ACCEPTED AND AGREED:

GUARANTOR:

NEXPOINT DIVERSIFIED REAL ESTATE
TRUST, a Delaware statutory trust

By: /s/ Matt McGraner
Name: Matt McGraner
Title: Chief Investment Officer [GUARANTOR SIGNATURE PAGES CONTINUE ON THE FOLLOWING PAGE]

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NEXPOINT REAL ESTATE ADVISORS, L.P.,
a Delaware limited partnership

By: /s/ Matt McGraner
Name: Matt McGraner
Title: Executive Vice President [GUARANTOR SIGNATURE PAGES CONTINUE ON THE FOLLOWING PAGE]

LETTER AGREEMENT – Acknowledgement Page 59940-244/Nexpoint Loan Modification (NHT 5-Pack)